UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07171

Name of Fund: BlackRock Global SmallCap Fund, Inc.

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Global SmallCap Fund,

              Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 06/30/2013

Date of reporting period: 06/30/2013

Item 1 –  Report to Stockholders

JUNE 30, 2013

ANNUAL REPORT

BlackRock EuroFund

BlackRock Global SmallCap Fund, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	ANNUAL REPORT	JUNE 30, 2013

Dear Shareholder

One year ago, risk assets (such as equities) were on the rise as weakening global economic data spurred increasing optimism that the world’s largest central banks would intervene to stimulate growth. This theme, along with the European Central Bank’s (“ECB’s”) firm commitment to preserve the euro currency bloc, drove most asset classes higher through the summer of 2012. The much-anticipated monetary stimulus ultimately came in September when the ECB and the US Federal Reserve announced their plans for increasing global liquidity.

Although financial markets worldwide were buoyed by these aggressive policy actions, risk assets weakened later in the fall of 2012. Global trade slowed as many European countries fell into recession and growth continued to decelerate in China. In the United States, stocks slid on lackluster corporate earnings, and volatility rose in advance of the US Presidential election. In the post-election environment, investors became increasingly concerned about the “fiscal cliff” of tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013. High levels of global market volatility persisted through year-end due to fears that bipartisan gridlock would preclude a timely resolution, putting the US economy at high risk for recession. As 2013 began, the worst of the fiscal cliff was averted with a last-minute tax deal.

Investors shook off the nerve-wracking finale to 2012 and the New Year started with a powerful relief rally. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies underpinned the rally. Underlying this aura of comfort was the absence of negative headlines from Europe. Global equities surged, while rising US Treasury yields pressured high quality fixed income assets. (Bond prices move inversely with yields.)

However, February brought a slowdown in global economic momentum and investors toned down their risk appetite. In the months that followed, US equities outperformed international markets, as the US economic recovery showed greater stability compared to most other regions. Slow, but positive growth in the United States was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced investors’ expectations that the US Federal Reserve would keep interest rates low. US equities moved higher through the spring, with major indices notching a string of all-time highs until finally peaking in late May. Markets abruptly reversed course on May 22 when the US Federal Reserve hinted at a gradual pull-back on monetary policy accommodation. Volatility picked up considerably after this announcement and risk assets broadly slid through the remainder of the period.

Volatility has been higher in financial markets outside the United States in 2013. International equities weakened in the middle of the first quarter when political instability in Italy and a severe banking crisis in Cyprus reminded investors that the eurozone was still vulnerable to a number of macro risks. A poor outlook for European economies already mired in recession further dampened sentiment. Emerging markets significantly lagged the rest of the world as growth in these economies (particularly China and Brazil) fell short of expectations.

Despite recent weakness, most risk asset classes generated positive returns for the 6- and 12-month periods ended June 30, 2013, while high quality fixed income assets posted modestly negative results. US equities were particularly strong. International equities also performed well, although rising uncertainty in Europe resulted in less impressive gains for the last six months. Emerging markets were especially hurt by slowing growth and concerns about a shrinking global money supply. US Treasury yields remained low from a historical perspective, but were highly volatile and rose sharply in the final two months of the period amid concerns about monetary policy tightening. In this volatile rate environment, US Treasury and investment grade corporate bond prices declined. Returns on high yield and tax-exempt municipal bonds, which had benefited from supportive market conditions during most of the period, were also weighed down by the recent spike in rates. Short-term interest rates, however, remained near zero, keeping yields on money market securities near historical lows.

Market conditions remain volatile, and investors still face a number of uncertainties in the current environment. At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes in a portfolio that moves freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Despite recent weakness, most risk asset classes generated positive returns for the 6- and 12-month periods ended June 30, 2013, while high quality fixed income assets posted modestly negative results.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	13.82%	20.60%
US small cap equities (Russell 2000® Index)	15.86	24.21
International equities (MSCI Europe, Australasia, Far East Index)	4.10	18.62
Emerging market equities (MSCI Emerging Markets Index)	(9.57)	2.87
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.04	0.11
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(4.88)	(4.21)
US investment grade bonds (Barclays US Aggregate Bond Index)	(2.44)	(0.69)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(2.55)	0.51
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	1.42	9.49
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of June 30, 2013	BlackRock EuroFund

Investment Objective

BlackRock EuroFund’s (the “Fund”) investment objective is to seek capital appreciation primarily through investment in equities of corporations domiciled in European countries.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended June 30, 2013, the Fund outperformed its benchmark, the Morgan Stanley Capital International (“MSCI”) Europe Index.

What factors influenced performance?

•	The Fund’s investments in financials provided the largest contribution to returns for the period. Positions in banks Barclays Plc, BNP Paribas SA, Deutsche Bank AG and KBC Groep NV and insurers AXA SA and Prudential Plc boosted performance. The Fund also benefited from closing its bank index futures contracts while taking direct positions in the underlying holdings in the first quarter of 2013. This was later rewarded in the month of May, during which financials was the best performing sector in the post-Italian election environment, with the strongest performance coming from banks domiciled in peripheral European countries and insurance stocks.

•	Another source of outperformance was the consumer discretionary sector, where shares of cable operator Kabel Deutschland Holding AG rallied after the announcement of a takeover bid from Vodafone Group Plc. Low cost airline operator Ryanair Holdings Plc was among the Fund’s strongest individual contributors for the period. The company continued to deliver strong profits as its geographical expansion drove significant traffic growth and meaningful gains in its share of many of Europe’s largest markets. Within the automobile industry, positions in Renault SA and German tire and auto parts manufacturer Continental AG performed well.

•	At the sector level, the Fund’s overweight exposures to industrials and information technology (“IT”) aided performance, as did an underweight exposure to the energy sector, which lagged European equities overall during the period.

•	Detracting from performance relative to the benchmark index was the Fund’s positioning within the materials sector, which declined amid falling commodity prices and continued downward revisions to global growth estimates. The Fund’s exposure to mining and chemicals stocks hurt returns as these segments sold off indiscriminately during the period. In addition, although the Fund benefited from maintaining an underweight position in energy, stock selection within the sector had a negative impact on returns.

Describe recent portfolio activity.

•	Broadly speaking, the Fund held a preference for cyclical stocks from the fourth quarter of 2012 through February of 2013. During that time period, the Fund reduced exposure to the health care sector and increased exposure to the materials sector by initiating a new position in cement company Lafarge SA and adding to an existing position in Glencore Xstrata Plc. Since the end of February, the Fund has removed some risk by taking profits in select holdings that had performed well such as car manufacturer Renault SA, insurer Prudential Plc and banks BNP Paribas SA and Deutsche Bank AG. Additionally, the Fund reduced positions within materials while increasing exposure and ultimately moving to an overweight in health care, with new positions in Novartis AG and Roche Holding AG.

Describe portfolio positioning at period end.

•	Relative to the MSCI Europe Index, the Fund ended the period overweight in the industrials, consumer discretionary, health care, materials and IT sectors, and underweight in financials, energy, consumer staples, utilities and telecommunication services sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Vodafone Group Plc	4%
Roche Holding AG	4
Sanofi	3
Anheuser-Busch InBev NV	3
Novo-Nordisk A/S, Class B	3
AXA SA	3
Royal Dutch Shell Plc, Class B	3
ING Groep NV-CVA	3
Bayer AG, Registered Shares	3
Barclays Plc	3

Geographic Allocation	Percent of Long-Term Investments

France	21%
United Kingdom	19
Germany	16
Switzerland	10
Netherlands	8
Belgium	5
Ireland	4
Sweden	4
Denmark	3
Italy	3
Finland	2
Portugal	2
Spain	2
Luxembourg	1

4	ANNUAL REPORT	JUNE 30, 2013

BlackRock EuroFund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]	Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities, including common stock and convertible securities, of companies located in Europe. The Fund currently expects that a majority of the Fund’s assets will be invested in equity securities of companies in Western European countries, but may also invest in emerging markets in Eastern European countries.

[3]	This unmanaged broad-based capitalization-weighted index is comprised of a representative sampling of large-, medium- and small-capitalization companies in developed European countries.

Performance Summary for the Period Ended June 30, 2013

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	3.97%	22.10%	N/A	(1.46)%	N/A	7.38%	N/A
Investor A	3.81	21.89	15.48%	(1.66)	(2.71)%	7.15	6.57%
Investor C	3.42	20.83	19.83	(2.49)	(2.49)	6.27	6.27
Class R	3.72	21.32	N/A	(2.25)	N/A	6.73	N/A
MSCI Europe Index	2.18	18.87	N/A	(1.35)	N/A	7.50	N/A

[4]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[5]	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,039.70	$5.16	$1,000.00	$1,019.74	$5.11	1.02%
Investor A	$1,000.00	$1,038.10	$6.72	$1,000.00	$1,018.20	$6.66	1.33%
Investor C	$1,000.00	$1,034.20	$10.44	$1,000.00	$1,014.53	$10.34	2.07%
Class R	$1,000.00	$1,037.20	$8.23	$1,000.00	$1,016.71	$8.15	1.63%

[5]	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

ANNUAL REPORT	JUNE 30, 2013	5

Fund Summary as of June 30, 2013	BlackRock Global SmallCap Fund, Inc.

Investment Objective

BlackRock Global SmallCap Fund, Inc.’s (the “Fund”) investment objective is to seek long-term growth of capital by investing primarily in a portfolio of equity securities of small cap issuers located in various foreign countries and in the United States.

Portfolio Management Commentary

How did the Fund perform?

•	Effective October 1, 2012, the Fund changed its benchmark from the MSCI World Small Cap Index to the MSCI All Country World Small Cap Index. Fund management believes the MSCI All Country World Small Cap Index more accurately reflects the investment strategy of the Fund.

•	For the 12-month period ended June 30, 2013, all of the Fund’s share classes outperformed the MSCI All Country World Small Cap Index with the exception of the Investor B Share Class, which underperformed the benchmark. For the same period, the Fund’s Institutional Shares outperformed the former benchmark, the MSCI World Small Cap Index, while all other share classes underperformed the former benchmark. All of the Fund’s share classes outperformed the broader MSCI World Index for the period. The following discussion pertains to the Fund’s performance relative to the MSCI All Country World Small Cap Index.

What factors influenced performance?

•	Stock selection within consumer discretionary had a positive impact on performance, notably in the apparel and household durables industries. Selection also boosted returns in health care, where portfolio holdings in pharmaceuticals, health care providers & services and biotechnology all performed well. The Fund’s underweight to the materials sector proved beneficial, with an underweight to metals & mining companies particularly helpful to relative results. Stock selection within industrials contributed positively as well. Most notably, an overweight and selection in airlines enhanced performance, as did stock selection among electrical equipment manufacturers.

•	Conversely, stock selection in the energy sector detracted from performance, particularly due to the Fund’s overweight and selection in oil exploration & production companies. Additionally, stock selection within information technology (“IT”) had a negative impact on results, with poor performance from holdings in the communications equipment and IT services industries.

Describe recent portfolio activity.

•	During the 12-month period, the Fund decreased its allocations to the utilities and industrials sectors. Within industrials, the Fund reduced holdings in transportation-related stocks and the professional services industry. The Fund increased exposure to health care, especially within the equipment & supplies and pharmaceuticals industries.

Describe portfolio positioning at period end.

•	Relative to the MSCI All Country World Small Cap Index, the Fund ended the period overweight in health care and energy and underweight in financials, industrials, consumer staples and materials. From a geographical perspective, the Fund was underweight to Asia, especially Japan, as well as Australia, while it was overweight to continental Europe, with concentrations in Denmark, Germany and Switzerland.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Africa Oil Corp.	2%
Vestas Wind Systems A/S	1
Hospira, Inc.	1
Endo Health Solutions, Inc.	1
Myriad Genetics, Inc.	1
Timken Co.	1
Teleflex, Inc.	1
PrivateBancorp, Inc.	1
Constant Contact, Inc.	1
Ryanair Holdings Plc-ADR	1

Geographic Allocation	Percent of Long-Term Investments

United States	56%
United Kingdom	8
Canada	5
Switzerland	4
Germany	4
Japan	3
Denmark	2
France	2
India	2
Other[1]	14

[1]	Other includes a 1% or less investment in each of the following countries: Hong Kong, Australia, Norway, Singapore, Italy, Belgium, Ireland, Israel, Netherlands, China, United Arab Emirates, Spain, South Korea, Indonesia, Malaysia, Finland, Argentina, Brazil, Thailand and Portugal.

6	ANNUAL REPORT	JUNE 30, 2013

BlackRock Global SmallCap Fund, Inc.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]	The Fund invests in a diversified portfolio primarily consisting of equity securities of small cap issuers in various foreign countries and in the United States.

[3]	This unmanaged market-capitalization weighted index is comprised of a representative sampling of stocks of large-, medium- and small-capitalization companies in 24 countries, including the United States.

[4]	This unmanaged index is a free float-adjusted, market capitalization weighted index that is designed to measure equity market results of smaller capitalization companies in both developed and emerging markets. The Fund now uses this index as one of its benchmarks rather than the MSCI World Small Cap Index because Fund management believes it more accurately reflects the investment strategy of the Fund.

[5]	This unmanaged broad-based index is comprised of small cap companies from 24 developed markets.

Performance Summary for the Period Ended June 30, 2013

		Average Annual Total Returns[6]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	10.71%	22.20%	N/A	4.06%	N/A	9.94%	N/A
Investor A	10.47	21.78	15.39%	3.73	2.62%	9.62	9.03%
Investor B	10.02	20.55	16.05	2.78	2.42	8.89	8.89
Investor C	10.04	20.80	19.80	2.87	2.87	8.73	8.73
Class R	10.28	21.28	N/A	3.29	N/A	9.23	N/A
MSCI World Index	8.43	18.58	N/A	2.70	N/A	7.24	N/A
MSCI All Country World Small Cap Index	8.77	20.65	N/A	6.35	N/A	11.11	N/A
MSCI World Small Cap Index	10.42	22.06	N/A	6.50	N/A	10.65	N/A

[6]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[7]	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,107.10	$5.07	$1,000.00	$1,019.98	$4.86	0.97%
Investor A	$1,000.00	$1,104.70	$7.25	$1,000.00	$1,017.90	$6.95	1.39%
Investor B	$1,000.00	$1,100.20	$11.82	$1,000.00	$1,013.54	$11.33	2.27%
Investor C	$1,000.00	$1,100.40	$11.20	$1,000.00	$1,014.13	$10.74	2.15%
Class R	$1,000.00	$1,102.80	$8.97	$1,000.00	$1,016.27	$8.60	1.72%

[7]	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

ANNUAL REPORT	JUNE 30, 2013	7

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). On June 10, 2013, all of the issued and outstanding shares of EuroFund’s Investor B Shares were converted into Investor A Shares with the same relative aggregate net asset value.

•	Investor B Shares (available only in BlackRock Global SmallCap, Inc.) are subject to a maximum contingent deferred sales charge (“CDSC”) of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) These shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans. Effective on June 10, 2013, all issued and outstanding Investor B Shares of EuroFund were converted into Investor A Shares.

•	Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

•	Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans and other similar plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense examples shown on the previous pages (which are based on hypothetical investments of $1,000 invested on January 1, 2013 and held through June 30, 2013) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

8	ANNUAL REPORT	JUNE 30, 2013

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts and foreign currency exchange contracts, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or foreign currency exchange rate risk. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2013	9

Schedule of Investments June 30, 2013	BlackRock EuroFund (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Belgium — 4.7%
Anheuser-Busch InBev NV	81,071	$7,299,075
KBC Groep NV	121,197	4,518,147

		11,817,222
Denmark — 2.8%
Novo-Nordisk A/S, Class B	46,350	7,205,680
Finland — 2.4%
Kone Oyj, Class B	46,557	3,692,873
Wartsila Oyj	54,519	2,368,578

		6,061,451
France — 20.8%
AXA SA	363,541	7,166,377
Cap Gemini SA	20,701	1,005,277
GDF Suez	275,465	5,403,198
Kering	11,620	2,364,009
L’Oreal SA	36,938	6,072,029
Lafarge SA	81,036	4,975,856
Legrand SA	117,721	5,458,161
Pernod Ricard SA	43,205	4,795,490
Sanofi	77,342	7,995,656
Societe Generale SA	86,029	2,960,728
Vinci SA	90,099	4,519,416

		52,716,197
Germany — 15.3%
BASF SE	38,536	3,437,160
Bayer AG, Registered Shares	61,675	6,566,569
Continental AG	33,088	4,410,928
Kabel Deutschland Holding AG	27,300	2,997,573
Linde AG	26,158	4,874,475
Merck KGaA	30,577	4,650,141
SAP AG	88,053	6,429,892
Telefonica Deutschland Holding AG	161,631	1,169,391
Volkswagen AG, Preference Shares	21,763	4,395,769

		38,931,898
Ireland — 4.0%
Experian Plc	283,347	4,924,502
Ryanair Holdings Plc - ADR	101,981	5,255,081

		10,179,583
Italy — 2.4%
Atlantia SpA	189,476	3,090,398
Luxottica Group SpA	61,992	3,136,507

		6,226,905
Luxembourg — 1.4%
AZ Electronic Materials SA	748,543	$3,491,094
Netherlands — 8.3%
ASML Holding NV	59,446	4,692,709
European Aeronautic Defence and Space Co. NV	81,880	4,380,638
ING Groep NV - CVA (a)	724,265	6,619,117
Reed Elsevier NV	315,964	5,262,222

		20,954,686
Portugal — 2.3%
Jeronimo Martins SGPS SA	282,005	5,943,686
Spain — 2.0%
Inditex SA	40,559	5,002,759
Sweden — 3.4%
Assa Abloy AB, Class B	125,131	4,890,341
Nordea Bank AB	345,154	3,854,425

		8,744,766
Switzerland — 10.3%
Cie Financiere Richemont SA, Class A	41,804	3,686,620
Nestle SA, Registered Shares	34,093	2,237,195
Novartis AG, Registered Shares	73,275	5,190,109
Roche Holding AG	35,543	8,821,670
UBS AG, Registered Shares (a)	365,222	6,199,215

		26,134,809
United Kingdom — 18.8%
Barclays Plc	1,533,376	6,530,251
BG Group Plc	335,305	5,698,187
Glencore Xstrata Plc	974,256	4,032,912
Imperial Tobacco Group Plc	99,316	3,443,742
Johnson Matthey Plc	103,764	4,145,883
Prudential Plc	157,293	2,567,458
Rolls-Royce Holdings Plc	267,156	4,599,995
Royal Dutch Shell Plc, Class B	207,430	6,869,860
Vodafone Group Plc	3,386,117	9,703,508

		47,591,796
Total Long-Term Investments (Cost — $218,914,980) — 98.9%		251,002,532

Short-Term Securities
Money Market Funds — 0.1%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.05% (b)(c)	196,705	196,705

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	ADR	American Depositary Receipts
	AUD	Australian Dollar
	CAD	Canadian Dollar
	DKK	Danish Krone
	EUR	Euro
	GBP	British Pound
	HKD	Hong Kong Dollar
	IDR	Indonesian Rupiah
	JPY	Japanese Yen
	NOK	Norwegian Krone
	SEK	Swedish Krona
	SGD	Singapore Dollar
	USD	US Dollar

See Notes to Financial Statements.

10	ANNUAL REPORT	JUNE 30, 2013

Schedule of Investments (continued)	BlackRock EuroFund (Percentages shown are based on Net Assets)

Time Deposits		Par (000)	Value
Europe — 0.2%
Brown Brothers Harriman & Co., 0.06%, 7/01/13	EUR	285	$371,618
United Kingdom — 0.0%
Brown Brothers Harriman & Co., 0.24%, 7/01/13	GBP	42	64,463
Total Time Deposits – 0.2%			436,081
Total Short-Term Securities (Cost — $632,786) — 0.3%			632,786
Total Investments (Cost — $219,547,766) — 99.2%			251,635,318
Other Assets Less Liabilities — 0.8%			2,049,743

Net Assets — 100.0%			$253,685,061

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Investments in issuers considered to be an affiliate of the Fund during the year ended June 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at June 30, 2012	Net Activity	Shares Held at June 30, 2013	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	5,906,844	(5,710,139)	196,705	$9,492	$126

(c)	Represents the current yield as of report date.

•	Foreign currency exchange contracts as of June 30, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	196,678	USD	299,153	State Street Bank & Trust Co.	7/01/13	$(16)
SEK	3,778,331	USD	561,099	JPMorgan Chase Bank	7/01/13	2,318
USD	186,565	EUR	143,280	Citibank NA	7/01/13	65
USD	477,409	EUR	365,916	Citibank NA	7/01/13	1,115
USD	1,727,589	EUR	1,324,127	Citibank NA	7/02/13	4,039
Total						$7,521

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•	Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2013	11

Schedule of Investments (concluded)	BlackRock EuroFund

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Belgium	—	$11,817,222	—	$11,817,222
Denmark	—	7,205,680	—	7,205,680
Finland	—	6,061,451	—	6,061,451
France	—	52,716,197	—	52,716,197
Germany	—	38,931,898	—	38,931,898
Ireland	$5,255,081	4,924,502	—	10,179,583
Italy	—	6,226,905	—	6,226,905
Luxembourg	—	3,491,094	—	3,491,094
Netherlands	—	20,954,686	—	20,954,686
Portugal	—	5,943,686	—	5,943,686
Spain	—	5,002,759	—	5,002,759
Sweden	—	8,744,766	—	8,744,766
Switzerland	—	26,134,809	—	26,134,809
United Kingdom	—	47,591,796	—	47,591,796
Short-Term Securities:
Money Market Funds	196,705	—	—	196,705
Time Deposits	—	436,081	—	436,081

Total	$5,451,786	$246,183,532	—	$251,635,318

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$7,537	—	$7,537
Liabilities:
Foreign currency exchange contracts	—	(16)	—	(16)

Total	—	$7,521	—	$7,521

[1]	Derivative financial instruments are foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2013, foreign currency at value of $14 is categorized as Level 1 within the disclosure hierarchy.

There were no transfers between levels during the year ended June 30, 2013.

See Notes to Financial Statements.

12	ANNUAL REPORT	JUNE 30, 2013

Schedule of Investments June 30, 2013	BlackRock Global SmallCap Fund, Inc. (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Argentina — 0.3%
Arcos Dorados Holdings, Inc., Class A	233,100	$2,722,608
Australia — 1.3%
Atlas Iron Ltd.	2,084,000	1,415,479
Bank of Queensland Ltd.	466,400	3,694,058
Mirvac Group	2,907,284	4,256,257
Orocobre Ltd. (a)(b)	1,501,359	1,909,908
Pancontinental Oil & Gas NL (a)	12,390,900	559,908

		11,835,610
Belgium — 1.0%
Ageas	127,900	4,487,806
Befimmo SCA Sicafi (a)	74,523	4,710,192

		9,197,998
Brazil — 0.3%
Santos Brasil Participacoes SA	183,900	2,403,264
Canada — 4.3%
Africa Oil Corp. (a)(b)	2,482,800	16,643,282
Agnico-Eagle Mines Ltd.	34,200	941,868
Cathedral Energy Services Ltd.	652,500	2,866,359
Detour Gold Corp. (a)	298,100	2,338,428
Diagnocure, Inc. (a)(c)	4,934,180	1,055,615
Dollarama, Inc.	54,600	3,821,533
Halogen Software, Inc. (a)	224,700	3,354,369
Lundin Mining Corp. (a)(b)	894,100	3,400,590
Painted Pony Petroleum Ltd. (a)	382,025	3,080,320
Trevali Mining Corp. (a)	727,142	387,182
Trevali Mining Corp. (a)(d)	3,211,000	1,709,765

		39,599,311
China — 0.8%
51job, Inc. - ADR (a)(b)	28,400	1,917,284
Parkson Retail Group Ltd. (b)	1,104,000	453,959
Shimao Property Holdings Ltd.	2,170,500	4,269,645
Sitoy Group Holdings Ltd.	1,924,553	794,034

		7,434,922
Denmark — 2.3%
Alk-Abello A/S	26,500	2,023,307
Bavarian Nordic A/S (a)	153,221	1,577,170
Pandora A/S	176,900	5,979,646
Vestas Wind Systems A/S (a)(b)	814,660	11,515,519

		21,095,642
Finland — 0.3%
Ramirent Oyj	316,150	2,728,917
France — 1.6%
Eurofins Scientific SA	23,975	5,059,266
GameLoft SE (a)(b)	776,183	5,435,512
Saft Groupe SA	196,200	4,661,919

		15,156,697
Germany — 3.4%
Aareal Bank AG (a)	187,000	4,354,244
Celesio AG	364,825	7,919,528
GEA Group AG	78,850	2,791,860
Gerresheimer AG	80,100	4,625,342
Rheinmetall AG	97,100	4,516,471
Symrise AG	118,600	4,800,316
Wacker Chemie AG	24,100	1,806,148

		30,813,909
Common Stocks	Shares	Value
Hong Kong — 1.6%
Chow Sang Sang Holdings International Ltd. (b)	1,562,000	$3,143,539
Clear Media Ltd.	2,695,000	1,825,632
Dah Sing Financial Holdings Ltd.	518,000	2,072,579
Daphne International Holdings Ltd. (b)	4,024,300	3,429,937
Ming Fai International Holdings Ltd.	8,195,100	869,921
Poly Property Group Co. Ltd.	5,188,000	2,783,085
Techtronic Industries Co.	406,400	964,803

		15,089,496
India — 1.6%
Container Corp. of India (a)	116,500	2,114,448
DEN Networks Ltd. (a)	1,038,680	3,190,351
DLF Ltd.	493,100	1,495,871
Shriram Transport Finance Co. Ltd.	182,874	2,181,102
Sintex Industries Ltd. (a)	1,763,900	1,193,906
Zee Entertainment Enterprises Ltd.	1,241,200	4,925,530

		15,101,208
Indonesia — 0.4%
Tower Bersama Infrastructure Tbk PT (a)	6,868,276	3,586,653
Ireland — 1.0%
Ryanair Holdings Plc - ADR	175,096	9,022,697
Israel — 0.9%
SodaStream International Ltd. (a)(b)	116,000	8,427,400
Italy — 1.1%
Mediolanum SpA	1,254,600	7,777,310
Salvatore Ferragamo Italia SpA	60,300	1,875,208

		9,652,518
Japan — 2.9%
Asics Corp.	228,850	3,606,594
Bit-isle, Inc. (b)	194,100	1,943,590
Credit Saison Co. Ltd.	226,000	5,678,715
Don Quijote Co. Ltd.	99,800	4,844,738
Hisaka Works Ltd.	220,000	1,875,085
NGK Insulators Ltd.	252,400	3,119,050
Rohm Co. Ltd.	129,200	5,246,974

		26,314,746
Malaysia — 0.3%
AirAsia BHD	2,978,600	2,997,056
Netherlands — 0.9%
BinckBank NV	423,700	3,575,050
Koninklijke Boskalis Westminster NV	126,297	4,600,849

		8,175,899
Norway — 1.3%
Electromagnetic GeoServices (a)(b)	2,000,079	3,370,434
Hoegh Liquified Natural Gas Holdings Ltd. (a)	635,100	4,893,146
Storebrand ASA (a)	690,500	3,333,560

		11,597,140
Portugal — 0.1%
Banco BPI SA Registered Shares (a)	581,793	688,646
Singapore — 1.1%
Avago Technologies Ltd.	161,400	6,033,132
Olam International Ltd. (b)	1,595,000	2,053,043
Yanlord Land Group Ltd. (b)	2,259,000	2,182,044

		10,268,219

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2013	13

Schedule of Investments (continued)	BlackRock Global SmallCap Fund, Inc. (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
South Korea — 0.5%
Kangwon Land, Inc.	167,070	$4,604,199
Spain — 0.6%
Laboratorios Farmaceuticos Rovi SA	584,462	5,294,922
Switzerland — 3.7%
Addex Therapeutics Ltd. (a)(b)	72,633	264,525
Aryzta AG	152,077	8,536,586
Basilea Pharmaceutica (a)	42,400	3,139,236
OC Oerlikon Corp. AG (a)	258,400	3,061,367
Straumann Holding AG, Registered Shares (b)	40,600	6,070,536
Sulzer AG	40,850	6,523,053
Swiss Life Holding, Registered Shares (a)	39,300	6,379,260

		33,974,563
Thailand — 0.2%
Mermaid Maritime PCL	7,267,805	1,999,922
United Arab Emirates — 0.8%
Polarcus Ltd. (a)	9,013,991	7,361,877
United Kingdom — 7.4%
APR Energy Plc (b)	336,196	5,138,938
Babcock International Group Plc	414,300	6,956,471
Bahamas Petroleum Co. Plc (a)	15,651,234	870,063
BowLeven Plc (a)	3,522,400	3,176,205
Crest Nicholson Holdings Plc (a)	1,325,890	6,453,158
easyJet Plc	412,616	8,133,039
Filtrona Plc	176,381	1,886,111
Inchcape Plc	515,900	3,927,814
Intertek Group Plc	98,800	4,391,816
Invensys Plc	462,240	2,894,545
London Stock Exchange Group Plc	245,700	4,994,095
Manchester United Plc, Class A (a)	136,232	2,168,813
Michael Page International Plc	667,000	3,772,826
Ophir Energy Plc (a)	865,809	4,707,521
Rexam Plc	846,334	6,142,036
Sirius Minerals Plc (a)(b)	6,511,500	2,666,819

		68,280,270
United States — 53.5%
Abercrombie & Fitch Co., Class A	95,571	4,324,588
Albemarle Corp.	116,000	7,225,640
Allete, Inc.	123,600	6,161,460
Alpha Natural Resources, Inc. (a)(b)	245,400	1,285,896
American Superconductor Corp. (a)	265,800	701,712
Apollo Group, Inc., Class A (a)	101,400	1,796,808
ARRIS Group, Inc. (a)	348,500	5,000,975
Axiall Corp.	146,864	6,253,469
Aéropostale, Inc. (a)(b)	233,243	3,218,753
Bankrate, Inc. (a)(b)	350,067	5,026,962
BBCN Bancorp, Inc.	363,400	5,167,548
Bill Barrett Corp. (a)(b)	146,500	2,962,230
BioMed Realty Trust, Inc.	266,900	5,399,387
Bravo Brio Restaurant Group, Inc. (a)	232,500	4,143,150
Cadence Design Systems, Inc. (a)(b)	239,950	3,474,476
Celanese Corp., Series A	118,300	5,299,840
The Children’s Place Retail Stores, Inc. (a)	103,100	5,649,880
Constant Contact, Inc. (a)	563,555	9,056,329
Covanta Holding Corp.	225,250	4,509,505
DDR Corp. (b)	345,100	5,745,915
Deckers Outdoor Corp. (a)	66,300	3,348,813
Dendreon Corp. (a)(b)	924,227	3,807,815
Discover Financial Services	111,600	5,316,624
United States (continued)
Drew Industries, Inc.	76,500	$3,007,980
DSP Group, Inc. (a)	520,749	4,327,424
DuPont Fabros Technology, Inc. (b)	131,837	3,183,864
E*Trade Financial Corp. (a)	189,300	2,396,538
Edwards Lifesciences Corp. (a)(b)	132,482	8,902,790
Electronic Arts, Inc. (a)	252,100	5,790,737
Elizabeth Arden, Inc. (a)(b)	57,600	2,596,032
Endo Health Solutions, Inc. (a)	266,768	9,814,395
Express, Inc. (a)	203,800	4,273,686
F5 Networks, Inc. (a)	95,700	6,584,160
Flowers Foods, Inc.	209,400	4,617,270
Foot Locker, Inc.	145,600	5,114,928
Forest City Enterprises, Inc., Class A (a)	379,833	6,802,809
Francesca’s Holdings Corp. (a)	33,700	936,523
The Fresh Market, Inc. (a)(b)	49,365	2,454,428
Guess?, Inc.	45,250	1,404,108
Hanesbrands, Inc.	44,919	2,309,735
Hospira, Inc. (a)	285,580	10,940,570
IAC/InterActiveCorp.	9,550	454,198
IDEX Corp.	132,050	7,105,610
Informatica Corp. (a)	114,300	3,998,214
Insys Therapeutics, Inc. (a)	393,400	5,444,656
j2 Global, Inc. (b)	168,400	7,158,684
Kennametal, Inc.	76,700	2,978,261
The KEYW Holding Corp. (a)(b)	266,100	3,525,825
Kindred Healthcare, Inc. (a)	539,776	7,087,259
Leap Wireless International, Inc. (a)	554,300	3,730,439
LKQ Corp. (a)	165,126	4,251,995
MannKind Corp. (a)(b)	497,757	3,235,421
Manpower, Inc.	59,900	3,282,520
Merit Medical Systems, Inc. (a)(b)	773,894	8,628,918
Mistras Group, Inc. (a)(b)	125,000	2,197,500
Monotype Imaging Holdings, Inc.	140,500	3,570,105
Myriad Genetics, Inc. (a)	350,783	9,425,539
Noodles & Co. (a)	13,600	499,800
Nordson Corp.	97,600	6,764,656
NorthWestern Corp.	107,100	4,273,290
Nuance Communications, Inc. (a)	95,888	1,762,421
NuVasive, Inc. (a)	212,583	5,269,933
Oasis Petroleum, Inc. (a)	176,300	6,852,781
OfficeMax, Inc.	172,900	1,768,767
Omnicare, Inc.	161,917	7,725,060
OSI Systems, Inc. (a)(b)	103,300	6,654,586
Pennsylvania Real Estate Investment Trust	351,403	6,634,489
Pinnacle Financial Partners, Inc. (a)	345,400	8,880,234
Pinnacle Foods, Inc.	116,400	2,811,060
PMC-Sierra, Inc. (a)	937,200	5,951,220
PNM Resources, Inc.	253,200	5,618,508
PrivateBancorp, Inc.	431,100	9,143,631
Procera Networks, Inc. (a)(b)	255,900	3,513,507
Proofpoint, Inc. (a)	311,100	7,537,953
PVH Corp.	41,800	5,227,090
Regis Corp.	201,735	3,312,489
ResMed, Inc.	86,963	3,924,640
Riverbed Technology, Inc. (a)(b)	64,200	998,952
Rock-Tenn Co., Class A	37,100	3,705,548
SciQuest, Inc. (a)	164,386	4,117,869
Scorpio Tankers, Inc.	243,300	2,184,834
Shutterfly, Inc. (a)(b)	60,400	3,369,716
Silver Bay Realty Trust Corp.	289,890	4,800,578

See Notes to Financial Statements.

14	ANNUAL REPORT	JUNE 30, 2013

Schedule of Investments (continued)	BlackRock Global SmallCap Fund, Inc. (Percentages shown are based on Net Assets)

Common Stocks		Shares		Value
United States (concluded)
SM Energy Co.		50,300		$3,016,994
Spirit AeroSystems Holdings, Inc., Class A (a)		275,600		5,919,888
Steel Dynamics, Inc.		344,700		5,139,477
Support.com, Inc. (a)		939,479		4,293,419
Tableau Software, Inc., Class A (a)		33,400		1,851,028
Taylor Morrison Home Corp. (a)		93,900		2,289,282
TECO Energy, Inc.		160,500		2,758,995
Teleflex, Inc.		121,088		9,383,109
Tenet Healthcare Corp. (a)		103,754		4,783,059
TIBCO Software, Inc. (a)		381,100		8,155,540
Timken Co.		167,300		9,415,644
Trimble Navigation Ltd. (a)(b)		197,900		5,147,379
Umpqua Holdings Corp.		272,700		4,093,227
Urban Outfitters, Inc. (a)		140,100		5,634,822
Vera Bradley, Inc. (a)(b)		283,200		6,134,112
WebMD Health Corp. (a)		81,000		2,378,970
Webster Financial Corp.		101,203		2,598,893
Western Alliance Bancorp (a)(b)		248,276		3,930,209
Whiting Petroleum Corp. (a)		50,200		2,313,718
Wolverine World Wide, Inc.		62,200		3,396,742
Wright Medical Group, Inc. (a)		329,063		8,624,741

				490,973,756
Total Long-Term Investments (Cost — $707,078,215) — 95.5%				876,400,065
Short-Term Securities			Shares		Value

Money Market Funds
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.05% (e)(f)			39,123,915		$39,123,915

			Beneficial Interest (000)
BlackRock Liquidity Series LLC, Money Market Series, 0.21% (e)(f)(g)	USD		98,615		98,615,100
Total Money Market Funds — 15.0%					137,739,015

Time Deposits			Par (000)
Hong Kong — 0.1%
Brown Brothers Harriman & Co., 0.01%, 7/02/13	HKD		5,045		650,513
Japan — 0.0%
Citibank NA, New York, 0.01%, 7/01/13	JPY		14,714		148,360
Singapore — 0.1%
Brown Brothers Harriman & Co., 0.01%, 7/01/13	SGD		967		762,885
United Kingdom — 0.1%
Brown Brothers Harriman & Co., 0.07%, 7/03/13	GBP		901		1,370,945
Total Time Deposits — 0.3%					2,932,703
Total Short-Term Securities (Cost — $140,671,718) — 15.3%					140,671,718
Total Investments (Cost — $847,749,933) — 110.8%					1,017,071,783
Liabilities in Excess of Other Assets — (10.8)%					(99,026,850)

Net Assets — 100.0%					$918,044,933

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in issuers (whereby the Fund held 5% or more of the companies’ outstanding securities) that were considered to be an affiliate during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at June 30, 2012	Shares Purchased	Shares Sold	Shares Held at June 30, 2013	Value at June 30, 2013	Realized Loss	Income
Diagnocure, Inc.	5,062,680	—	(128,500)	4,934,180	$1,055,615	$(547,814)	—

(d)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Depreciation
Dundee Securities Co.	$1,709,765	$(151,325)

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2013	15

Schedule of Investments (continued)	BlackRock Global SmallCap Fund, Inc.

(e)	Investments in issuers considered to be an affiliate of the Fund during the year ended June 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at June 30, 2012	Net Activity	Shares/Beneficial Interest Held at June 30, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	62,456,087	(23,332,172)	39,123,915	$26,309
BlackRock Liquidity Series LLC, Money Market Series	$66,142,660	$32,472,440	$98,615,100	$1,191,752

(f)	Represents the current yield as of report date.

(g)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	Foreign currency exchange contracts as of June 30, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	140,000	USD	130,048	Bank of America NA	7/01/13	$(2,011)
IDR	2,112,976,524	USD	210,456	Brown Brothers Harriman & Co.	7/01/13	2,439
NOK	1,860,000	USD	307,271	Bank of America NA	7/01/13	(1,066)
USD	316,608	GBP	207,181	Bank of America NA	7/01/13	1,496
USD	1,122,882	GBP	731,000	Citibank NA	7/01/13	11,068
CAD	184,000	USD	176,192	Bank of America NA	7/02/13	(1,238)
NOK	1,936,000	USD	320,919	Bank of America NA	7/02/13	(2,202)
USD	26,428	DKK	150,727	Deutsche Bank AG	7/02/13	124
USD	163,474	EUR	125,000	Citibank NA	7/02/13	768
USD	572,474	EUR	439,252	UBS AG	7/02/13	722
USD	157,050	GBP	103,000	Deutsche Bank AG	7/02/13	392
USD	315,271	HKD	2,445,624	JPMorgan Chase Bank	7/02/13	(47)
USD	887,880	JPY	87,933,000	Citibank NA	7/02/13	1,280
USD	1,567,483	SGD	1,980,590	JPMorgan Chase Bank	7/02/13	4,887
AUD	65,000	USD	59,952	UBS AG	7/03/13	(506)
CAD	115,000	USD	109,568	UBS AG	7/03/13	(221)
USD	247,099	HKD	1,916,585	Deutsche Bank AG	7/03/13	(10)
Total						$15,875

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•	Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

16	ANNUAL REPORT	JUNE 30, 2013

Schedule of Investments (concluded)	BlackRock Global SmallCap Fund, Inc.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Argentina	$2,722,608	—	—	$2,722,608
Australia	—	$11,835,610	—	11,835,610
Belgium	—	9,197,998	—	9,197,998
Brazil	2,403,264	—	—	2,403,264
Canada	39,599,311	—	—	39,599,311
China	2,711,318	4,723,604	—	7,434,922
Denmark	2,023,307	19,072,335	—	21,095,642
Finland	—	2,728,917	—	2,728,917
France	5,435,512	9,721,185	—	15,156,697
Germany	—	30,813,909	—	30,813,909
Hong Kong	—	15,089,496	—	15,089,496
India	2,114,448	12,986,760	—	15,101,208
Indonesia	—	3,586,653	—	3,586,653
Ireland	9,022,697	—	—	9,022,697
Israel	8,427,400	—	—	8,427,400
Italy	—	9,652,518	—	9,652,518
Japan	—	26,314,746	—	26,314,746
Malaysia	—	2,997,056	—	2,997,056
Netherlands	—	8,175,899	—	8,175,899
Norway	4,893,146	6,703,994	—	11,597,140
Portugal	—	688,646	—	688,646
Singapore	6,033,132	4,235,087	—	10,268,219
South Korea	—	4,604,199	—	4,604,199
Spain	5,294,922	—	—	5,294,922
Switzerland	264,525	33,710,038	—	33,974,563
Thailand	—	1,999,922	—	1,999,922
United Arab Emirates	—	7,361,877	—	7,361,877
United Kingdom	14,630,972	53,649,298	—	68,280,270
United States	490,973,756	—	—	490,973,756
Short-Term Securities:
Money Market Funds	39,123,915	98,615,100	—	137,739,015
Time Deposits	—	2,932,703	—	2,932,703

Total	$635,674,233	$381,397,550	—	$1,017,071,783

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$23,176	—	$23,176
Liabilities:
Foreign currency exchange contracts	—	(7,301)	—	(7,301)

Total	—	$15,875	—	$15,875

[1]	Derivative financial instruments are foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes.

As of June 30, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$609,147	—	—	$609,147
Liabilities:
Bank overdraft	—	$(20,670)	—	(20,670)
Collateral on securities loaned at value	—	(98,615,100)	—	(98,615,100)

Total	$609,147	$(98,635,770)	—	$(98,026,623)

Certain foreign securities are fair valued utilizing an external pricing service to reflect any significant market movements between the time the Fund values such foreign securities and the earlier closing of foreign markets. Such fair valuations are categorized as Level 2 in the disclosure hierarchy. As of June 30, 2012, there were securities with a value of $25,417,114 that were systematically fair valued due to significant market movements, but were not valued using systematic fair values as of June 30, 2013. Therefore, these securities were transferred from Level 2 to Level 1 during the period June 30, 2012 to June 30, 2013.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2013	17

Statements of Assets and Liabilities

June 30, 2013	BlackRock EuroFund	BlackRock Global SmallCap Fund, Inc.

Assets
Investments at value — unaffiliated[1,2]	$251,438,613	$878,277,153
Investments at value — affiliated[3]	196,705	138,794,630
Investments sold receivable	4,627,896	8,380,952
Capital shares sold receivable	68,673	2,146,562
Dividends receivable	705,633	989,583
Foreign currency at value[4]	14	609,147
Securities lending income receivable — affiliated	—	105,723
Unrealized appreciation on foreign currency exchange contracts	7,537	23,176
Prepaid expenses	32,778	54,416

Total assets	257,077,849	1,029,381,342

Liabilities
Bank overdraft	—	20,670
Collateral on securities loaned at value	—	98,615,100
Investments purchased payable	2,691,276	9,475,768
Capital shares redeemed payable	269,127	1,672,350
Investment advisory fees payable	161,362	642,822
Service and distribution fees payable	44,381	319,611
Other affiliates payable	2,238	6,613
Officer’s and Directors’ fees payable	1,947	5,973
Unrealized depreciation on foreign currency exchange contracts	16	7,301
Other accrued expenses payable	222,441	570,201

Total liabilities	3,392,788	111,336,409

Net Assets	$253,685,061	$918,044,933

Net Assets Consist of
Paid-in capital	$349,304,866	$721,269,419
Undistributed (distributions in excess of) net investment income	4,230,408	(23,703,933)
Undistributed net realized gain (accumulated net realized loss)	(131,923,913)	51,171,204
Net unrealized appreciation/depreciation	32,073,700	169,308,243

Net Assets	$253,685,061	$918,044,933

[1] Investments at cost — unaffiliated	$219,351,061	$695,711,106
[2] Securities loaned at value	—	$94,541,829
[3] Investments at cost — affiliated	$196,705	$152,038,827
[4] Foreign currency at cost	$14	$621,246

See Notes to Financial Statements.

18	ANNUAL REPORT	JUNE 30, 2013

Statements of Assets and Liabilities (concluded)

June 30, 2013	BlackRock EuroFund	BlackRock Global SmallCap Fund, Inc.

Net Asset Value
Institutional:
Net assets	$88,713,397	$244,523,162

Shares outstanding	6,511,553	9,427,524

Net asset value	$13.62	$25.94

Par value	$0.10	$0.10

Shares authorized	Unlimited	100 million

Investor A:
Net assets	$149,425,711	$364,036,350

Shares outstanding	11,189,068	14,371,683

Net asset value	$13.35	$25.33

Par value	$0.10	$0.10

Shares authorized	Unlimited	100 million

Investor B:
Net assets	—	$7,355,343

Shares outstanding	—	305,896

Net asset value	—	$24.05

Par value	—	$0.10

Shares authorized	—	100 million

Investor C:
Net assets	$13,982,384	$273,018,485

Shares outstanding	1,445,930	11,803,313

Net asset value	$9.67	$23.13

Par value	$0.10	$0.10

Shares authorized	Unlimited	100 million

Class R:
Net assets	$1,563,569	$29,111,593

Shares outstanding	151,519	1,206,673

Net asset value	$10.32	$24.13

Par value per share	$0.10	$0.10

Shares authorized	Unlimited	100 million

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2013	19

Statements of Operations

Year Ended June 30, 2013	BlackRock EuroFund	BlackRock Global SmallCap Fund, Inc.

Investment Income
Dividends — unaffiliated	$9,041,995	$14,201,807
Securities lending — affiliated — net	—	1,191,752
Dividends — affiliated	9,492	26,309
Foreign taxes withheld	(446,677)	(345,905)

Total income	8,604,810	15,073,963

Expenses
Investment advisory	2,152,442	7,276,346
Service — Investor A	456,509	851,676
Service and distribution — Investor B	8,457	95,426
Service and distribution — Investor C	144,260	2,627,285
Service and distribution — Class R	7,520	146,264
Transfer agent — Institutional	154,991	198,235
Transfer agent — Investor A	274,611	748,601
Transfer agent — Investor B	13,277	47,606
Transfer agent — Investor C	34,909	724,807
Transfer agent — Class R	6,114	105,845
Accounting services	84,106	211,166
Professional	115,828	156,865
Custodian	92,165	173,891
Printing	35,474	73,915
Registration	45,877	45,159
Officer and Directors	20,027	32,224
Miscellaneous	12,327	13,088

Total expenses	3,658,894	13,528,399
Less fees waived by Manager	(4,840)	(15,943)

Total expenses after fees waived	3,654,054	13,512,456

Net investment income	4,950,756	1,561,507

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	25,443,494	84,906,037
Investments — affiliated	—	(547,814)
Capital gain distributions received from affiliated investment companies	126	—
Financial futures contracts	3,694,510	—
Foreign currency transactions	(166,502)	(71,798)

	28,971,628	84,286,425

Net change in unrealized appreciation/depreciation on:
Investments	23,861,242	77,675,433
Foreign currency translations	730	14,910

	23,861,972	77,690,343

Total realized and unrealized gain	52,833,600	161,976,768

Net Increase in Net Assets Resulting from Operations	$57,784,356	$163,538,275

See Notes to Financial Statements.

20	ANNUAL REPORT	JUNE 30, 2013

Statements of Changes in Net Assets

	BlackRock EuroFund		BlackRock Global SmallCap Fund, Inc.
	Year Ended June 30,		Year Ended June 30,
Increase (Decrease) in Net Assets:	2013	2012	2013	2012

Operations
Net investment income (loss)	$4,950,756	$3,222,275	$1,561,507	$(1,207,822)
Net realized gain (loss)	28,971,628	(34,222,282)	84,286,425	24,518,699
Net change in unrealized appreciation/depreciation	23,861,972	(25,042,035)	77,690,343	(134,394,390)

Net increase (decrease) in net assets resulting from operations	57,784,356	(56,042,042)	163,538,275	(111,083,513)

Dividends to Shareholders From[1]
Net investment income:
Institutional	(1,036,094)	(3,113,501)	(5,938,089)	(4,875,911)
Investor A	(2,325,850)	(5,301,625)	(8,860,041)	(3,701,248)
Investor B	—	(9,005)	(96,225)	—
Investor C	(84,491)	(563,107)	(5,424,300)	(479,989)
Class R	(11,724)	(67,144)	(666,507)	(217,067)

Decrease in net assets resulting from dividends to shareholders	(3,458,159)	(9,054,382)	(20,985,162)	(9,274,215)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(74,147,203)	(12,649,664)	(28,819,112)	(313,230,096)

Net Assets
Total increase (decrease) in net assets	(19,821,006)	(77,746,088)	113,734,001	(433,587,824)
Beginning of year	273,506,067	351,252,155	804,310,932	1,237,898,756

End of year	$253,685,061	$273,506,067	$918,044,933	$804,310,932

Undistributed (distributions in excess of) net investment income	$4,230,408	$3,032,828	$(23,703,933)	$(6,427,385)

[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2013	21

Financial Highlights	BlackRock EuroFund

	Institutional
	Year Ended June 30,
	2013	2012	2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$11.29	$13.97	$10.41		$10.65	$18.07

Net investment income[1]	0.27	0.16	0.36		0.21	0.33
Net realized and unrealized gain (loss)	2.22	(2.43)	3.41		(0.05)	(6.63)

Net increase (decrease) from investment operations	2.49	(2.27)	3.77		0.16	(6.30)

Dividends and distributions from:[2]
Net investment income	(0.16)	(0.41)	(0.21)		(0.40)	(0.40)
Net realized gain	—	—	—		—	(0.72)

Total dividends and distributions	(0.16)	(0.41)	(0.21)		(0.40)	(1.12)

Redemption fee	—	—	0.00	[3]	0.00 [3]	0.00 [3]

Net asset value, end of year	$13.62	$11.29	$13.97		$10.41	$10.65

Total Investment Return[4]
Based on net asset value	22.10%	(15.99)%	36.42%	[5]	0.78% [5]	(34.12)% [5]

Ratios to Average Net Assets
Total expenses	1.07%	1.17%	1.05%		1.09%	1.11%

Total expenses after fees waived	1.07%	1.17%	1.05%		1.08%	1.11%

Net investment income	2.09%	1.40%	2.80%		1.73%	2.83%

Supplemental Data
Net assets, end of year (000)	$88,713	$81,040	$114,551		$101,632	$133,540

Portfolio turnover	115%	162%	148%		161%	124%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Amount is less than $0.01 per share.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Total return calculation includes redemption fees received by the Fund. The impact to the return is less than 0.01%.

See Notes to Financial Statements.

22	ANNUAL REPORT	JUNE 30, 2013

Financial Highlights (continued)	BlackRock EuroFund

	Investor A
	Year Ended June 30,
	2013	2012	2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$11.08	$13.71	$10.22		$10.47	$17.78

Net investment income[1]	0.20	0.14	0.33		0.18	0.30
Net realized and unrealized gain (loss)	2.22	(2.39)	3.35		(0.05)	(6.52)

Net increase (decrease) from investment operations	2.42	(2.25)	3.68		0.13	(6.22)

Dividends and distributions from:[2]
Net investment income	(0.15)	(0.38)	(0.19)		(0.38)	(0.37)
Net realized gain	—	—	—		—	(0.72)

Total dividends and distributions	(0.15)	(0.38)	(0.19)		(0.38)	(1.09)

Redemption fee	—	—	0.00	[3]	0.00 [3]	0.00 [3]

Net asset value, end of year	$13.35	$11.08	$13.71		$10.22	$10.47

Total Investment Return[4]
Based on net asset value	21.89%	(16.18)%	36.15%	[5]	0.53% [5]	(34.21)% [5]

Ratios to Average Net Assets
Total expenses	1.29%	1.33%	1.25%		1.28%	1.30%

Total expenses after fees waived	1.29%	1.33%	1.25%		1.28%	1.30%

Net investment income	1.62%	1.21%	2.56%		1.51%	2.68%

Supplemental Data
Net assets, end of year (000)	$149,426	$176,609	$210,047		$189,788	$219,697

Portfolio turnover	115%	162%	148%		161%	124%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Amount is less than $0.01 per share.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Total return calculation includes redemption fees received by the Fund. The impact to the return is less than 0.01%.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2013	23

Financial Highlights (continued)	BlackRock EuroFund

	Investor C
	Year Ended June 30,
	2013	2012	2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$8.05	$10.06	$7.54		$7.81	$13.67

Net investment income[1]	0.09	0.03	0.16		0.06	0.15
Net realized and unrealized gain (loss)	1.58	(1.75)	2.47		(0.03)	(5.02)

Net increase (decrease) from investment operations	1.67	(1.72)	2.63		0.03	(4.87)

Dividends and distributions from:[2]
Net investment income	(0.05)	(0.29)	(0.11)		(0.30)	(0.27)
Net realized gain	—	—	—		—	(0.72)

Total dividends and distributions	(0.05)	(0.29)	(0.11)		(0.30)	(0.99)

Redemption fee	—	—	0.00	[3]	0.00 [3]	0.00 [3]

Net asset value, end of year	$9.67	$8.05	$10.06		$7.54	$7.81

Total Investment Return[4]
Based on net asset value	20.83%	(16.88)%	35.01%	[5]	(0.36)% [5]	(34.75)% [5]

Ratios to Average Net Assets
Total expenses	2.14%	2.22%	2.11%		2.13%	2.15%

Total expenses after fees waived	2.14%	2.22%	2.11%		2.13%	2.15%

Net investment income	0.99%	0.30%	1.66%		0.64%	1.73%

Supplemental Data
Net assets, end of year (000)	$13,982	$13,470	$22,169		$20,997	$25,504

Portfolio turnover	115%	162%	148%		161%	124%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Amount is less than $0.01 per share.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Total return calculation includes redemption fees received by the Fund. The impact to the return is less than 0.01%.

See Notes to Financial Statements.

24	ANNUAL REPORT	JUNE 30, 2013

Financial Highlights (concluded)	BlackRock EuroFund

	Class R
	Year Ended June 30,
	2013	2012	2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$8.57	$10.72	$8.02		$8.29	$14.50

Net investment income[1]	0.13	0.04	0.19		0.08	0.20
Net realized and unrealized gain (loss)	1.69	(1.87)	2.65		(0.02)	(5.36)

Net increase (decrease) from investment operations	1.82	(1.83)	2.84		0.06	(5.16)

Dividends and distributions from:[2]
Net investment income	(0.07)	(0.32)	(0.14)		(0.33)	(0.33)
Net realized gain	—	—	—		—	(0.72)

Total dividends and distributions	(0.07)	(0.32)	(0.14)		(0.33)	(1.05)

Redemption fee	—	—	0.00	[3]	0.00 [3]	0.00 [3]

Net asset value, end of year	$10.32	$8.57	$10.72		$8.02	$8.29

Total Investment Return[4]
Based on net asset value	21.32%	(16.81)%	35.54%	[5]	(0.05)% [5]	(34.73)% [5]

Ratios to Average Net Assets
Total expenses	1.80%	1.96%	1.85%		1.87%	2.02%

Total expenses after fees waived	1.80%	1.96%	1.85%		1.86%	2.02%

Net investment income	1.34%	0.46%	1.90%		0.87%	2.29%

Supplemental Data
Net assets, end of year (000)	$1,564	$1,405	$2,275		$2,083	$2,713

Portfolio turnover	115%	162%	148%		161%	124%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Amount is less than $0.01 per share.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Total return calculation includes redemption fees received by the Fund. The impact to the return is less than 0.01%.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2013	25

Financial Highlights	BlackRock Global SmallCap Fund, Inc.

	Institutional
	Year Ended June 30,
	2013	2012	2011		2010		2009

Per Share Operating Performance
Net asset value, beginning of year	$21.87	$24.41	$18.32		$16.17		$24.45

Net investment income[1]	0.18	0.07	0.13		0.06		0.11
Net realized and unrealized gain (loss)	4.58	(2.31)	6.13	[2]	2.09	[2]	(6.59)[2]

Net increase (decrease) from investment operations	4.76	(2.24)	6.26		2.15		(6.48)

Dividends and distributions from:[3]
Net investment income	(0.69)	(0.30)	(0.17)		—		(0.04)
Net realized gain	—	—	—		—		(1.76)

Total dividends and distributions	(0.69)	(0.30)	(0.17)		—		(1.80)

Net asset value, end of year	$25.94	$21.87	$24.41		$18.32		$16.17

Total Investment Return[4]
Based on net asset value	22.20%	(9.11)%	34.25%	[5]	13.30%	[5]	(27.75)% [5]

Ratios to Average Net Assets
Total expenses	1.02%	1.12%	1.08%		1.12%		1.20%

Total expenses after fees waived	1.02%	1.12%	1.08%		1.12%		1.20%

Net investment income	0.76%	0.30%	0.58%		0.31%		0.65%

Supplemental Data
Net assets, end of year (000)	$244,523	$186,022	$461,012		$326,440		$250,720

Portfolio turnover	73%	73%	82%		73%		114%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Total return calculation includes redemption fees received by the Fund. The impact to the return is less than 0.01%.

See Notes to Financial Statements.

26	ANNUAL REPORT	JUNE 30, 2013

Financial Highlights (continued)	BlackRock Global SmallCap Fund, Inc.

	Investor A
	Year Ended June 30,
	2013	2012	2011		2010		2009

Per Share Operating Performance
Net asset value, beginning of year	$21.40	$23.91	$17.95		$15.89		$24.10

Net investment income (loss)[1]	0.08	0.02	0.06		(0.00)[2]		0.06
Net realized and unrealized gain (loss)	4.49	(2.29)	6.01	[3]	2.06	[3]	(6.50)[3]

Net increase (decrease) from investment operations	4.57	(2.27)	6.07		2.06		(6.44)

Dividends and distributions from:[4]
Net investment income	(0.64)	(0.24)	(0.11)		—		(0.01)
Net realized gain	—	—	—		—		(1.76)

Total dividends and distributions	(0.64)	(0.24)	(0.11)		—		(1.77)

Net asset value, end of year	$25.33	$21.40	$23.91		$17.95		$15.89

Total Investment Return[5]
Based on net asset value	21.78%	(9.44)%	33.88%	[6]	12.96%	[6]	(27.99)% [6]

Ratios to Average Net Assets
Total expenses	1.40%	1.42%	1.38%		1.42%		1.50%

Total expenses after fees waived	1.40%	1.42%	1.38%		1.42%		1.50%

Net investment income (loss)	0.35%	0.08%	0.27%		(0.01)%		0.36%

Supplemental Data
Net assets, end of year (000)	$364,036	$326,001	$360,144		$264,526		$226,362

Portfolio turnover	73%	73%	82%		73%		114%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.01) per share.

[3]	Includes a redemption fee, which is less than $0.01 per share.

[4]	Dividends and distributions are determined in accordance with federal income tax regulations.

[5]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[6]	Total return calculation includes redemption fees received by the Fund. The impact to the return is less than 0.01%.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2013	27

Financial Highlights (continued)	BlackRock Global SmallCap Fund, Inc.

	Investor B
	Year Ended June 30,
	2013	2012	2011		2010		2009

Per Share Operating Performance
Net asset value, beginning of year	$20.15	$22.45	$16.93		$15.12		$23.13

Net investment loss[1]	(0.16)	(0.19)	(0.14)		(0.17)		(0.09)
Net realized and unrealized gain (loss)	4.27	(2.11)	5.66	[2]	1.98	[2]	(6.23)[2]

Net increase (decrease) from investment operations	4.11	(2.30)	5.52		1.81		(6.32)

Dividends and distributions from:[3]
Net investment income	(0.21)	—	—		—		—
Net realized gain	—	—	—		—		(1.69)

Total dividends and distributions	(0.21)	—	—		—		(1.69)

Net asset value, end of year	$24.05	$20.15	$22.45		$16.93		$15.12

Total Investment Return[4]
Based on net asset value	20.55%	(10.25)%	32.60%	[5]	11.97%	[5]	(28.62)% [5]

Ratios to Average Net Assets
Total expenses	2.43%	2.39%	2.29%		2.33%		2.37%

Total expenses after fees waived	2.43%	2.39%	2.29%		2.33%		2.37%

Net investment loss	(0.74)%	(0.92)%	(0.67)%		(0.96)%		(0.56)%

Supplemental Data
Net assets, end of year (000)	$7,355	$11,968	$25,054		$28,247		$40,600

Portfolio turnover	73%	73%	82%		73%		114%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Total return calculation includes redemption fees received by the Fund. The impact to the return is less than 0.01%.

See Notes to Financial Statements.

28	ANNUAL REPORT	JUNE 30, 2013

Financial Highlights (continued)	BlackRock Global SmallCap Fund, Inc.

	Investor C
	Year Ended June 30,
	2013	2012	2011		2010		2009

Per Share Operating Performance
Net asset value, beginning of year	$19.57	$21.83	$16.45		$14.68		$22.50

Net investment loss[1]	(0.10)	(0.15)	(0.11)		(0.15)		(0.08)
Net realized and unrealized gain (loss)	4.11	(2.08)	5.49	[2]	1.92	[2]	(6.05)[2]

Net increase (decrease) from investment operations	4.01	(2.23)	5.38		1.77		(6.13)

Dividends and distributions from:[3]
Net investment income	(0.45)	(0.03)	—		—		—
Net realized gain	—	—	—		—		(1.69)

Total dividends and distributions	(0.45)	(0.03)	—		—		(1.69)

Net asset value, end of year	$23.13	$19.57	$21.83		$16.45		$14.68

Total Investment Return[4]
Based on net asset value	20.80%	(10.19)%	32.71%	[5]	12.06%	[5]	(28.58)% [5]

Ratios to Average Net Assets
Total expenses	2.21%	2.27%	2.21%		2.27%		2.35%

Total expenses after fees waived	2.21%	2.27%	2.21%		2.27%		2.35%

Net investment loss	(0.45)%	(0.78)%	(0.57)%		(0.86)%		(0.51)%

Supplemental Data
Net assets, end of year (000)	$273,018	$251,459	$345,372		$293,633		$281,387

Portfolio turnover	73%	73%	82%		73%		114%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Total return calculation includes redemption fees received by the Fund. The impact to the return is less than 0.01%.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2013	29

Financial Highlights (concluded)	BlackRock Global SmallCap Fund, Inc.

	Class R
	Year Ended June 30,
	2013	2012	2011	2010		2009

Per Share Operating Performance
Net asset value, beginning of year	$20.38	$22.72	$17.09	$15.18		$23.18

Net investment loss[1]	(0.01)	(0.08)	(0.03)	(0.08)		(0.02)
Net realized and unrealized gain (loss)	4.28	(2.14)	5.71 [2]	1.99	[2]	(6.25)[2]

Net increase (decrease) from investment operations	4.27	(2.22)	5.68	1.91		(6.27)

Dividends and distributions from:[3]
Net investment income	(0.52)	(0.12)	(0.05)	—		—
Net realized gain	—	—	—	—		(1.73)

Total dividends and distributions	(0.52)	(0.12)	(0.05)	—		(1.73)

Net asset value, end of year	$24.13	$20.38	$22.72	$17.09		$15.18

Total Investment Return[4]
Based on net asset value	21.28%	(9.76)%	33.24% [5]	12.58%	[5]	(28.37)% [5]

Ratios to Average Net Assets
Total expenses	1.79%	1.83%	1.81%	1.84%		2.00%

Total expenses after fees waived	1.79%	1.83%	1.81%	1.84%		2.00%

Net investment loss	(0.04)%	(0.37)%	(0.16)%	(0.42)%		(0.13)%

Supplemental Data
Net assets, end of year (000)	$29,112	$28,861	$46,316	$38,378		$33,571

Portfolio turnover	73%	73%	82%	73%		114%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Total return calculation includes redemption fees received by the Fund. The impact to the return is less than 0.01%.

See Notes to Financial Statements.

30	ANNUAL REPORT	JUNE 30, 2013

Notes to Financial Statements

1. Organization:

BlackRock EuroFund (“EuroFund”) and BlackRock Global SmallCap Fund, Inc. (“Global SmallCap”) (the “Funds”), are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as diversified, open-end management investment companies. EuroFund is organized as a Massachusetts business trust. Global SmallCap is organized as a Maryland corporation. Each Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain employer-sponsored retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. On June 10, 2013, all of the issued and oustanding shares of EuroFund’s Investor B Shares were converted into Investor A Shares with the same relative aggregate net asset value.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Funds value their investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Funds may withdraw up to 25% of their investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the

ANNUAL REPORT	JUNE 30, 2013	31

Notes to Financial Statements (continued)

customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Funds’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that each Fund either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts and foreign currency exchange contracts), each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Funds are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such

32	ANNUAL REPORT	JUNE 30, 2013

Notes to Financial Statements (continued)

carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal tax returns remains open for each of the four years ended June 30, 2013. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses pro rated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: The Funds may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Funds should have a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Funds earn dividend or interest income on the securities loaned but do not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. The cash collateral invested by the securities lending agent BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the Funds can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral.

The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. The

ANNUAL REPORT	JUNE 30, 2013	33

Notes to Financial Statements (continued)

Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended June 30, 2013, any securities on loan were collateralized by cash.

4. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge their exposure to certain risks such as foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Funds purchase and/or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized appreciation or depreciation. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Foreign Currency Exchange Contracts: The Funds enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to or hedge exposure away from foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the currencies, in which some of the investments held by the Funds are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of June 30, 2013
	Derivative Assets
	Statements of Assets and Liabilities Location	EuroFund	Global SmallCap
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$7,537	$23,176

	Derivative Liabilities
	Statements of Assets and Liabilities Location	EuroFund	Global SmallCap
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$16	$7,301

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended June 30, 2013
		Net Realized Gain (Loss) From
		EuroFund	Global SmallCap
Equity contracts:
Financial futures contracts		$3,694,510	—
Foreign currency exchange contracts:
Foreign currency transactions		(326,990)	$(120,754)

Total		$3,367,520	$(120,754)

		Net Change in Unrealized Appreciation/Depreciation on
		EuroFund	Global SmallCap
Foreign currency exchange contracts:
Foreign currency translations		$(528)	$12,840

34	ANNUAL REPORT	JUNE 30, 2013

Notes to Financial Statements (continued)

For the year ended June 30, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

	EuroFund	Global SmallCap
Financial futures contracts:
Average number of contracts purchased	631	—
Average number of contracts sold	—	—
Average notional value of contracts purchased	$4,404,537	—
Average notional value of contracts sold	—	—
Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	3	8
Average number of contracts — US dollars sold	2	3
Average US dollar amounts purchased	$1,695,372	$3,387,322
Average US dollar amounts sold	$863,421	$1,088,353

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of the Funds and additional required collateral is delivered to/pledged by the Funds on the next business day. To the extent amounts due to each Fund from its counterparties are not fully collateralized, contractually or otherwise, each Fund bears the risk of loss from counterparty non-performance. Each Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

Each Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

	Investment Advisory Fee
Average Daily Net Assets	EuroFund	Global SmallCap
First $1 Billion	0.75%	0.85%
$1 — $3 Billion	0.71%	0.80%
$3 — $5 Billion	0.68%	0.77%
$5 to $10 Billion	0.65%	0.74%
Greater than $10 Billion	0.64%	0.72%

ANNUAL REPORT	JUNE 30, 2013	35

Notes to Financial Statements (continued)

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are shown as fees waived by Manager in the Statements of Operations.

The Manager, with respect to EuroFund, entered into a sub-advisory agreement with BIM and BlackRock International Ltd, (“BIL”), both affiliates of the Manager. The Manager pays BIM and BIL, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager, with respect to Global SmallCap, entered into a subadvisory agreement with BIM. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

For the year ended June 30, 2013, each Fund reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

EuroFund	$2,853
Global SmallCap	$7,740

The Funds entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Class R shareholders.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended June 30, 2013, the Funds paid the following to affiliates in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	EuroFund	Global SmallCap
Institutional	$118,315	$168,025
Investor A	$202,411	$665,295
Investor B	10,254	42,163
Investor C	29,432	650,516
Class R	4,703	93,379

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended June 30, 2013, the Funds reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	EuroFund	Global SmallCap
Institutional	$3,118	$3,240
Investor A	$7,311	$8,975
Investor B	$237	$468
Investor C	$444	$5,643
Class R	$54	$781

For the year ended June 30, 2013, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Funds’ Investor A Shares as follows:

Investor A
EuroFund	$1,972
Global SmallCap	$75,440

For the year ended June 30, 2013, affiliates received CDSCs as follows:

	Investor A	Investor B	Investor C
EuroFund	$4	$953	$20
Global SmallCap	$3,241	$5,982	$16,934

The Funds received an exemptive order from the SEC permitting them, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Funds, invest cash collateral received by the Funds for such loans in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, is shown in the Statements of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM, if any,

36	ANNUAL REPORT	JUNE 30, 2013

Notes to Financial Statements (continued)

is disclosed in the Schedules of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Funds retain 65% of securities lending income and pay a fee to BIM equal to 35% of such income. The Funds benefit from a borrower default indemnity provided by BlackRock. As securities lending agent, BIM bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BIM does not receive any fees for managing the cash collateral. The share of income earned by the Funds is shown as securities lending — affiliated — net in the Statements of Operations. For the year ended June 30, 2013, BIM received $648,505 in securities lending agent fees related to securities lending activities for Global SmallCap.

Certain officers and/or directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in officer and directors in the Statements of Operations.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the year ended June 30, 2013, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 of the 1940 Act were as follows:

	Purchases	Sales
Global SmallCap	$1,688,546	$2,060,777

6. Purchases and Sales:

Purchases and sales of investments excluding short-term securities for the year ended June 30, 2013, were as follows:

	Purchases	Sales
EuroFund	$316,771,172	$380,498,013
Global SmallCap	$608,867,490	$636,612,362

7. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of June 30, 2013 attributable to foreign currency transactions, the sale of stock of passive foreign investment companies and income recognized from pass-through entities were reclassified to the following accounts:

	EuroFund	Global SmallCap
Undistributed (distributions in excess of) net investment income	$(295,017)	$2,147,107
Undistributed net realized gain (accumulated net realized loss)	$295,017	$(2,147,107)

The tax character of distributions paid during the fiscal years ended June 30, 2013 and June 30, 2012 was as follows:

		EuroFund	Global SmallCap
Ordinary income	6/30/13	$3,458,159	$20,985,162
	6/30/12	$9,054,382	$9,274,215

Total	6/30/13	$3,458,159	$20,985,162

	6/30/12	$9,054,382	$9,274,215

As of June 30, 2013, the tax components of accumulated net earnings (losses) were as follows:

	EuroFund	Global SmallCap
Undistributed ordinary income	$4,298,005	—
Undistributed long-term capital gains	—	$56,875,001
Capital loss carryforwards	(129,915,917)	—
Net unrealized gains[1]	29,998,107	142,737,701
Qualified late-year losses[2]	—	(2,837,188)

Total	$(95,619,805)	$196,775,514

[1]	The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain foreign currency exchange contracts, the timing and recognition of partnership income, the accounting for real estate investment trusts, the timing of expense recognition and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the year ending June 30, 2014.

As of June 30, 2013, EuroFund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires June 30,
2017	$38,781,995
2018	85,950,061
No expiration date[3]	5,183,861

Total	$129,915,917

[3]	Must be utilized prior to losses subject to expiration.

During the year ended June 30, 2013, the Funds utilized the following amounts of their respective capital loss carryforward as follows:

EuroFund.	$6,470,229
Global SmallCap	$9,368,351

ANNUAL REPORT	JUNE 30, 2013	37

Notes to Financial Statements (continued)

As of June 30, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	EuroFund	Global SmallCap
Tax cost	$221,560,080	$874,311,992

Gross unrealized appreciation	$36,060,287	$209,849,966
Gross unrealized depreciation	(5,985,049)	(67,090,175)

Net unrealized appreciation	$30,075,238	$142,759,791

8. Bank Borrowings:

The Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), are parties to a 364-day, $800 million credit agreement with a group of lenders, under which the Funds may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Funds did not borrow under the credit agreement during the year ended June 30, 2013.

9. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all their obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

The Funds invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When the Funds concentrate their investments in this manner, they assume the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in US securities. Please see the Schedules of Investments for concentrations in specific countries.

Each Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries, including Greece, Ireland, Italy, Portugal and Spain. As of June 30, 2013, these events have adversely affected the exchange rate of the euro and may continue to spread to other countries in Europe, including countries that do not use the euro. These events may affect the value and liquidity of certain of the Funds’ investments.

As of June 30, 2013, the Funds had the following industry classifications:

Industry	EuroFund	Global SmallCap
Pharmaceuticals	16%	3%
Commercial Banks	7	5
Chemicals	6	3
Oil, Gas & Consumable Fuels	5	6
Beverages	5	—
Health Care Equipment & Supplies	—	6
Software	3	5
Machinery	2	5
Other[1]	56	67
[1]	All other industries held were each less than 5% of long-term investments.

38	ANNUAL REPORT	JUNE 30, 2013

Notes to Financial Statements (continued)

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended June 30, 2013		Year Ended June 30, 2012
EuroFund	Shares	Amount	Shares	Amount
Institutional
Shares sold	665,181	$8,730,734	685,205	$8,168,297
Shares issued to shareholders in reinvestment of dividends	69,951	900,947	256,121	2,673,909
Shares redeemed	(1,403,525)	(18,046,695)	(1,959,636)	(22,496,938)

Net decrease	(668,393)	$(8,415,014)	(1,018,310)	$(11,654,732)

Investor A
Shares sold and automatic conversion of shares	2,563,311	$31,952,079	3,690,951	$39,713,905
Shares issued to shareholders in reinvestment of dividends	161,813	2,045,172	433,126	4,444,241
Shares redeemed	(7,469,947)	(96,349,545)	(3,506,445)	(39,515,691)

Net increase (decrease)	(4,744,823)	$(62,352,294)	617,632	$4,642,455

Investor B1
Shares sold	4,998	$50,389	6,126	$57,666
Shares issued to shareholders in reinvestment of dividends	—	—	938	8,070
Shares redeemed and automatic conversion of shares	(111,871)	(1,238,438)	(96,167)	(890,975)

Net decrease	(106,873)	$(1,188,049)	(89,103)	$(825,239)

Investor C
Shares sold	196,950	$1,832,496	75,728	$634,022
Shares issued to shareholders in reinvestment of dividends	8,037	73,852	65,405	489,907
Shares redeemed	(432,802)	(3,980,039)	(670,043)	(5,483,698)

Net decrease	(227,815)	$(2,073,691)	(528,910)	$(4,359,769)

Class R
Shares sold	48,275	$484,895	51,549	$442,462
Shares issued to shareholders in reinvestment of dividends	1,197	11,724	8,434	67,140
Shares redeemed	(61,806)	(614,774)	(108,476)	(961,981)

Net decrease	(12,334)	$(118,155)	(48,493)	$(452,379)

Total Net Decrease	(5,760,238)	$(74,147,203)	(1,067,184)	$(12,649,664)

1 At the close of business on June 10, 2013, all of the issued and outstanding Investor B Shares of EuroFund converted into Investor A Shares of the Fund.
Global SmallCap
Institutional
Shares sold	2,690,237	$64,950,373	3,090,218	$67,963,631
Shares issued to shareholders in reinvestment of dividends	198,443	4,520,441	203,893	4,211,269
Shares redeemed	(1,968,850)	(47,109,236)	(13,670,299)	(306,491,274)

Net increase (decrease)	919,830	$22,361,578	(10,376,188)	$(234,316,374)

Investor A
Shares sold and automatic conversion of shares	3,420,485	$81,588,752	4,100,069	$87,793,864
Shares issued to shareholders in reinvestment of dividends	350,900	7,824,984	160,457	3,246,090
Shares redeemed	(4,630,542)	(107,465,319)	(4,095,263)	(88,021,246)

Net increase (decrease)	(859,157)	$(18,051,583)	165,263	$3,018,708

ANNUAL REPORT	JUNE 30, 2013	39

Notes to Financial Statements (concluded)

	Year Ended June 30, 2013		Year Ended June 30, 2012
Global SmallCap (concluded)	Shares	Amount	Shares	Amount
Investor B
Shares sold	19,237	$427,885	29,526	$596,466
Shares issued to shareholders in reinvestment of dividends	3,416	72,669	—	—
Shares redeemed and automatic conversion of shares	(310,754)	(6,876,966)	(551,371)	(11,157,741)

Net decrease	(288,101)	$(6,376,412)	(521,845)	$(10,561,275)

Investor C
Shares sold	1,587,817	$34,569,493	1,754,462	$34,339,410
Shares issued to shareholders in reinvestment of dividends	227,597	4,654,199	21,917	407,447
Shares redeemed	(2,858,564)	(61,288,987)	(4,752,464)	(93,431,307)

Net decrease	(1,043,150)	$(22,065,295)	(2,976,085)	$(58,684,450)

Class R
Shares sold	351,551	$7,942,874	511,380	$10,528,036
Shares issued to shareholders in reinvestment of dividends	31,312	666,318	11,241	216,966
Shares redeemed	(592,648)	(13,296,592)	(1,144,810)	(23,431,707)

Net decrease	(209,785)	$(4,687,400)	(622,189)	$(12,686,705)

Total Net Decrease	(1,480,363)	$(28,819,112)	(14,331,044)	$(313,230,096)

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on each Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

40	ANNUAL REPORT	JUNE 30, 2013

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees/Directors of BlackRock EuroFund and BlackRock Global SmallCap Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of BlackRock EuroFund and BlackRock Global SmallCap Fund, Inc., (collectively, the “Funds”), including the schedules of investments, as of June 30, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, audits of their internal controls over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the BlackRock EuroFund and BlackRock Global SmallCap Fund, Inc., as of June 30, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

August 23, 2013

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid during the fiscal year ended June 30, 2013.

	Payable Date	EuroFund	Global SmallCap
Qualified Dividend Income for Individuals	12/14/12	100%[1]	52.40%[2]
Dividends Qualifying for the Dividend Received Deduction for Corporations	12/14/12	—	21.16%[2]
Foreign Source Income	12/14/12	100%[1]	—
Foreign Taxes Paid Per Share	12/14/12	$0.021721	—

[1]	Expressed as a percentage of the cash distribution grossed up for foreign taxes.

[2]	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

ANNUAL REPORT	JUNE 30, 2013	41

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Trustees of BlackRock EuroFund (the “EuroFund”) and the Board of Directors of BlackRock Global SmallCap Fund, Inc. (the “Global SmallCap Fund”) (each a “Fund,” and collectively, the “Funds”) (the “Board,” and the members of which are referred to as “Board Members”) met in person on April 9, 2013 (the “April Meeting”) and May 14-15, 2013 (the “May Meeting”) to consider the approval of each Fund’s investment advisory agreement (the “Advisory Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreements (collectively, the “Sub-Advisory Agreements”) between the Manager and each of (a) BlackRock Investment Management, LLC, and (b) BlackRock International Limited (collectively, the “Sub-Advisors”), with respect to the Funds, as applicable. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “interested persons” of each Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to each Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions; (e) each Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested and BlackRock provided an analysis of fair valuation and stale pricing policies. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as BlackRock’s profitability, investment performance and management fee levels. The Board further considered the importance of: (i) organizational and structural variables to investment performance; (ii) rates of portfolio turnover; (iii) BlackRock’s performance accountability for portfolio managers; (iv) marketing support for the funds; (v) services provided to each Fund by BlackRock affiliates; and (vi) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with

42	ANNUAL REPORT	JUNE 30, 2013

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper1; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; (g) sales and redemption data regarding each Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including all the Independent Board Members, approved the continuation of the Advisory Agreements between the Manager and each Fund, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors with respect to each Fund, as applicable, each for a one-year term ending June 30, 2014. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock as a result of its relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing Fund performance and each Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of each Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The

[1]	Lipper ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

ANNUAL REPORT	JUNE 30, 2013	43

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

The Board noted that the EuroFund ranked in the second, fourth and third quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively; the Fund’s one-year performance was in the 31st percentile of its Lipper Performance Universe. The Board noted the Fund’s improved performance, relative to its peers, during the one-year period. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the three- and five-year periods compared to its Lipper Performance Universe. The Board was informed that, among other things, the underperformance of the Fund during these periods largely occurred during 2010. During that period, earnings growth was a dominant driver of stock performance, and therefore the growth investment style considerably outperformed value as investors focused on cyclical stocks with exposure to rapidly growing end markets such as China. Up until December 2010, the Fund was run with a value bias, which was a considerable hindrance for returns during 2010.

The Board and BlackRock also discussed BlackRock’s strategy for improving the EuroFund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers and to improve the Fund’s performance.

The Board noted that the Global SmallCap Fund ranked in the third, third and second quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the one- and three-year periods compared to its Lipper Performance Universe. The Board was informed that, among other things, security selection detracted from performance, particularly in the healthcare sector, for the one-year period. Sector positioning of the portfolio also detracted, especially underweights to outperforming areas like consumer discretionary and industrials. Three-year underperformance is largely attributable to the portfolio’s tilt toward high quality growth companies with stable business models. Fund management believed this positioning would provide the best balance of downside risk and upside return potential given the broader environment, although this positioning proved to be overly conservative in hindsight.

The Board and BlackRock also discussed BlackRock’s strategy for improving the Global SmallCap Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers and to improve the Fund’s performance.

The Board noted that BlackRock has recently made, and continues to make, changes to the organization of BlackRock’s overall portfolio management structure designed to result in strengthened leadership teams.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board compared each Fund’s total net operating expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The total net operating expense ratio and actual management fee rate both give effect to any expense reimbursements or fee waivers that benefit the funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2012 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and

44	ANNUAL REPORT	JUNE 30, 2013

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, comparing profitability is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that each Fund’s contractual management fee rate ranked in the second quartile relative to the Fund’s Expense Peers. The Board also noted that each Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of each Fund. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

Conclusion

The Board, including all the Independent Board Members, approved the continuation of the Advisory Agreements between the Manager and each Fund, as applicable, for a one-year term ending June 30, 2014, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors with respect to each Fund for a one-year term ending June 30, 2014. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

ANNUAL REPORT	JUNE 30, 2013	45

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1]
Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board and Director	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	28 RICs consisting of 84 Portfolios	ACE Limited (insurance company); Eastman Chemical Company; RTI International Metals, Inc. (metals)
Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board and Director	Since 2007	Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International PLC (medical technology commercialization company) from 2001 to 2007.	28 RICs consisting of 84 Portfolios	Actavis, Inc. (pharmaceuticals)
James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Director	Since 2002	Director, The China Business Group, Inc. (consulting and investing firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	28 RICs consisting of 84 Portfolios	None
Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Director	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	28 RICs consisting of 84 Portfolios	None
Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Director	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest from 2006 to 2012.	28 RICs consisting of 84 Portfolios	None
Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) since 2007; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2010.	28 RICs consisting of 84 Portfolios	Alcatel-Lucent (tele-communications); Global Specialty Metallurgical; UPS Corporation (delivery service)
Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Director	Since 2005	Professor, Harvard University since 1992.	28 RICs consisting of 84 Portfolios	None
John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007	Chairman of the Corporation, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	28 RICs consisting of 84 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Director	Since 2002	Shareholder and attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 1999; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008.	28 RICs consisting of 84 Portfolios	None

46	ANNUAL REPORT	JUNE 30, 2013

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1] (concluded)
David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Director	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, Ruckelshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997.	28 RICs consisting of 84 Portfolios	None

[1]   Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation or removal as provided by the Fund’s by-laws or charter or statute. In no event may an Independent Director hold office beyond December 31 of the year in which he or she turns 74.

[2]   Date shown is the earliest date a person has served for the Funds covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Fund’s board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Directors[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	President[4] and Director	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	155 RICs consisting of 282 Portfolios	None
Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Director	Since 2007	Chairman and Chief Executive Officer of BlackRock since its formation in 1998 and of BlackRock’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corp-oration, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	28 RICs consisting of 84 Portfolios	BlackRock
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	155 RICs consisting of 282 Portfolios	None

[3]   Messrs. Audet and Fink are both “interested persons,” as defined in the 1940 Act, of the Funds based on their positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Funds based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Interested Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[4] For EuroFund.

ANNUAL REPORT	JUNE 30, 2013	47

Officers and Directors (concluded)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President[2] and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2010; Assistant Secretary to the funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] Officers of the Funds serve at the pleasure of the Board. [2] For Global SmallCap.
Further information about the Officers and Directors is available in the Funds’ Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodian Brown Brothers Harriman & Co. Boston, MA 02109	Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

Sub-Advisors BlackRock Investment Management, LLC Princeton, NJ 08540	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Distributor BlackRock Investments, LLC New York, NY 10022	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116
BlackRock International Limited[3] Edinburgh, EH3 8JB, United Kingdom

[3]	For EuroFund.

48	ANNUAL REPORT	JUNE 30, 2013

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

ANNUAL REPORT	JUNE 30, 2013	49

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

50	ANNUAL REPORT	JUNE 30, 2013

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Income Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Emerging Market Local Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Strategic Risk Allocation Fund

BlackRock Prepared Portfolios	LifePath Portfolios
Conservative Prepared Portfolio	Retirement	2040
Moderate Prepared Portfolio	2020	2045
Growth Prepared Portfolio	2025	2050
Aggressive Growth Prepared Portfolio	2030	2055
	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

ANNUAL REPORT	JUNE 30, 2013	51

This report is transmitted to shareholders only. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change. Please see each Fund’s current prospectus for a description of risks associated with global investments.

EGSC-6/13-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez

Fred G. Weiss

Stuart E. Eizenstat

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Global SmallCap Fund, Inc.	$37,563	$37,300	$0	$0	$17,850	$28,850	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,865,000	$2,970,000

2

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Global SmallCap Fund, Inc.	$17,850	$28,850

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,865,000 and $2,970,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

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Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) –    The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) –    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) –     Certifications – Attached hereto

4

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Global SmallCap Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Global SmallCap Fund, Inc.

Date: August 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Global SmallCap Fund, Inc.

Date: August 29, 2013

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Global SmallCap Fund, Inc.

Date: August 29, 2013

5